                                                                    Exhibit 99.2

                                     CONSENT

         I hereby consent to being named in the Registration Statement on Form
S-11 (No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar
Realty") and any amendments thereto as a person who will become a director of
NorthStar Realty.

         Dated: September 10, 2004

                                                    /s/ Wesley D. Minami
                                              ---------------------------------
                                                         (Signature)

                                                        Wesley D. Minami
                                              ---------------------------------
                                                           (Name)